AMERITAS LIFE INSURANCE CORP. ("AMERITAS")

              SUPPLEMENT TO AMERITAS NO-LOAD VARIABLE ANNUITY AND
                   AMERITAS LOW-LOAD VARIABLE UNIVERSAL LIFE
                         PROSPECTUSES DATED MAY 1, 1999
      SUPPLEMENT TO AMERITAS LOW-LOAD SURVIVORSHIP VARIABLE UNIVERSAL LIFE
                         PROSPECTUS DATED JULY 30, 1999

                         SUPPLEMENT DATED MARCH 29, 2000

1. Effective immediately, the Rydex Juno Fund is no longer an available investment option under the Policy.

     Funds allocated to this portfolio as of the date noted below, may remain invested in the portfolio. If transferred out of the portfolio, however, reinvestment in the portfolio will not be an option. In the event that funds are allocated to the Rydex Juno Fund as of the date of this Supplement, Ameritas will proceed with filing an application with the Securities and Exchange Commission to substitute the shares of this portfolio for shares of another portfolio to be determined.

2. The Rydex Administrative Rules described in the prospectus are removed and all references to such procedures shall be deleted. Other procedures related to the funds shall remain as stated in the prospectus. All transactions are subject to approval by Ameritas. The transaction cut-off time for receipt by us of Premium Payments and all transactions with respect to Rydex is 1:30 p.m. Central time. Rydex requests received after the cutoff time will be executed on the following business day.

This Supplement should be retained with the current prospectus for your variable Policy issued by Ameritas Life Insurance Corp. If you do not have a current prospectus, please contact Ameritas at 1-800-255-9678.